EXHIBIT 99.2





                                EQUITY ONE, INC.


                         COMMON STOCK PURCHASE AGREEMENT



                                October 28, 2002








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                                EQUITY ONE, INC.

                         COMMON STOCK PURCHASE AGREEMENT

     This Common Stock Purchase Agreement (the "Agreement") is entered into as of October 28, 2002, by and between Equity One, Inc., a Maryland corporation (the "Company"), and each of the several Purchasers set forth on Schedule I attached hereto (each a "Purchaser" and collectively, the "Purchasers").

                                 R E C I T A L S

     WHEREAS, the Purchasers desire to purchase shares of the Company's common stock, par value $.01 per share ("Common Stock"), such purchases to be made in a private placement the initial closing of which is to occur substantially simultaneously with the closing of the merger of IRT Property Company, a Georgia corporation ("IRT"), with and into the Company or an affiliate thereof (the "Merger") pursuant to the Agreement and Plan of Merger between IRT and the Company of even date herewith (the "Merger Agreement");

     WHEREAS, the Company desires to issue and sell the Shares (as defined below) to the Purchasers on the terms and conditions set forth herein to fund a portion of the cash consideration payable pursuant to the Merger Agreement and for other corporate purposes;and

     WHEREAS, the Company and the Purchasers are entering into a Registration Rights Agreement (as defined below) simultaneously with the execution hereof.

     NOW, THEREFORE, in consideration of the foregoing recitals and the mutual promises hereinafter set forth, the parties hereto agree as follows:

     1. Agreement to Sell and Purchase.

     1.1 Sale and Purchase of Common Stock. Subject to the terms and conditions hereof, the Company hereby agrees to issue and sell to each Purchaser and each Purchaser, severally and not jointly, agrees to purchase from the Company, at the Closing, up to the number of shares of Common Stock set forth opposite such Purchaser's name on Schedule I attached hereto (the maximum number of shares as to which each Purchaser is hereby committed to purchase, being referred to herein as such Purchaser's "Maximum Amount"), at a per share purchase price of the sum of $13.30 plus the Adjustment Amount (as defined below), such sum being referred to as the "Purchase Price". The "Adjustment Amount" shall be the product of (x) the quotient of (i) the excess of the number of outstanding IRT shares of common stock being converted into Company Common Stock in the Merger over 50 percent of all of the shares of IRT Common Stock outstanding immediately prior to the effectiveness of the Merger, divided by (ii) 2 million multiplied by (y) $ .20; provided, however, that the Adjustment Amount shall not exceed $ ..20. The shares of Company Common Stock to be purchased hereunder are referred to as the "Shares". Unless waived by the Company in its sole and absolute discretion, each Purchaser's obligations hereunder shall not be affected by the
failure  of  any  other   Purchaser  to  perform  its   obligations   hereunder.
Notwithstanding anything contained herein to the contrary, a Purchaser may assign its rights to purchase Shares hereunder to any affiliate (as defined pursuant

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to Rule 405 under the  Securities  Act (as  defined  below)) of such  Purchaser,
provided  that  no  such  assignment   shall  release  the  Purchaser  from  its
obligations hereunder and provided further that such assignment is to an entity as to which the representations and warranties set forth in Section 4.3 below shall be true.

     1.2 Hart-Scott-Rodino Compliance. Notwithstanding anything else in this Agreement, if the sale and issuance of the Shares is subject to the premerger notification requirements of the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the "HSR Act"), it shall be a condition to the Closing that any waiting period under the HSR Act applicable to the purchase of the Shares shall have expired or been terminated and any approvals required thereunder shall have been obtained. The parties shall cooperate in filing premerger reports promptly after the date hereof (and in any event not later than ten (10) days after the date hereof), and in taking all steps reasonably necessary to obtain early termination of any applicable HSR Act waiting periods.

     1.3 Stock Splits. In the event of any stock split, combination, reclassification or stock dividend with respect to the Company's Common Stock after the date hereof, the number of Shares to be purchased thereafter and the Purchase Price in respect thereof shall be appropriately and proportionately adjusted.

     2. Closing, Delivery and Payment. (a) Subject to the terms of Section 5 hereof, the initial closing of the sale and purchase of the Shares under this Agreement (the "Initial Closing") shall take place substantially simultaneously with the closing of the Merger (the date of such closing shall be referred to herein as the "Initial Closing Date"). As promptly as practicable but in any event, not later than 9:00 a.m. on the Initial Closing Date, the Company shall notify each Purchaser of the aggregate number of Shares which the Company shall issue and sell at the Initial Closing (the "Initial Closing Shares") and the Pro Rata Portion (as defined in paragraph (d) below) of the Initial Closing Shares which each Purchaser shall be required to purchase and pay for at the Initial Closing. The Initial Closing Shares shall be determined by the Special Committee of the Board of the Company's Board of Directors (the "Special Committee") in its sole discretion but, in any event, shall not be less than 3 million Shares.

     (b) If the number of Initial Closing Shares is less than the aggregate Maximum Amount of all Purchasers (the "Aggregate Maximum Amount"), then each Purchaser shall purchase and pay for and the Company shall issue and sell to such Purchaser at the Subsequent Closings (as defined below), such Purchaser's Pro Rata Portion of a number of Shares equal to the excess of the Maximum Aggregate Amount over the number of Initial Closing Shares (such excess being referred to as the "Excess Shares"); provided, however, that the Special Committee shall have the right, exercisable until the consummation of the Initial Closing, in its sole discretion, to reduce the total number of Excess Shares to a lesser amount provided that the total number of Shares to be issued to the Purchasers hereunder (including the Initial Closing Shares) shall not be less than an aggregate of 6 million Shares. The Excess Shares shall be issued and paid for in two equal installments at closings to be held (each, a "Subsequent Closing") on October 15, 2003 and April 15, 2004 or the next Business Day thereafter if any such day is not a


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Business Day; it being understood that if pursuant to the Merger Agreement,  the
Company's dividend payment cycle is set at other than the first day of the last month of each calendar quarter then the date of the Subsequent Closings shall be adjusted accordingly. For purposes, hereof "Business Day" means any day on which commercial banks in the United States and Israel are open.

     (c) At the Initial Closing and each Subsequent Closing (the Initial Closing and the Subsequent Closings being collectively referred to herein as the "Closings"), subject to the terms and conditions hereof, the Company will deliver to each Purchaser a certificate representing the number of Shares to be purchased by such Purchaser at such Closing against payment by or on behalf of such Purchaser of the aggregate Purchase Price for such Purchaser's Shares by wire transfer to an account designated by the Company, or by such other means as shall be mutually agreeable to Purchaser and the Company. Each Closing shall take place at the offices of Greenberg Traurig, P.A., 1221 Brickell Avenue, Miami, Florida 33131 or such other place as the Company and each Purchaser may agree.

     (d) For purposes of each Closing, each Purchaser's "Pro Rata Portion" means an amount of Shares equal to the product of (x) the aggregate number of Shares to be purchased at such Closing, multiplied by (y) a fraction, the numerator of which is the Maximum Amount of such Purchaser and the denominator of which is the Aggregate Maximum Amount.

     3. Representations and Warranties of the Company. The Company represents and warrants to each Purchaser that, as of the date hereof, the representations and warranties set forth in the Merger Agreement, as modified, amended and qualified by the Company Disclosure Schedule (as defined in the Merger Agreement), are true and correct to the extent set forth therein, and incorporated by reference in their entirety herein. Except as set forth in the Schedule of Exceptions attached hereto as Annex 1, the Company hereby additionally represents and warrants to each Purchaser as of the date hereof as follows:

     3.1 Organization, Good Standing and Qualification. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Maryland. The Company has full power and authority to own and operate its properties and assets, and to carry on its business as presently conducted. The Company is duly qualified, is authorized to do business and is in good standing as a foreign corporation in all jurisdictions in which the nature of its activities and of its properties (both owned and leased) makes such qualification necessary, except for those jurisdictions, in the aggregate, in which failure to do so would not have a material adverse effect on the business, financial condition or results of operations of the Company and its Subsidiaries taken as a whole.

     3.2 Authorization; Binding Obligations. All corporate action on the part of the Company, its officers, directors and stockholders necessary for the authorization, execution and delivery of this Agreement and the Registration Rights Agreement referred to in Section 5.1(f) below, for the sale and issuance of the Shares pursuant hereto and for the performance of the Company's obligations hereunder and thereunder has been taken or will be taken prior to the

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Closing.  Each of this Agreement and the  Registration  Rights  Agreement,  when executed and delivered, will be a valid and binding obligation of the Company enforceable in accordance with its terms, subject to bankruptcy, insolvency, moratorium, and other laws affecting creditors' rights generally and subject further to general principles of equity. At the time of the Closing, the sale of the Shares will not be subject to any preemptive rights or rights of first refusal that have not been properly waived or complied with. When issued in compliance with the provisions of this Agreement, the Shares will be validly issued, fully paid and nonassessable, and will be free of any liens, claims, encumbrances or other restrictions other than restrictions on transfer under this Agreement and under state and/or federal securities laws as set forth herein or as otherwise required by such laws at the time a transfer is proposed or any liens, claims, encumbrances or other restrictions entered into by any Purchaser.

     3.3 Compliance With Other Instruments. The execution, delivery and performance of and compliance with this Agreement and the Registration Rights Agreement, and the issuance and sale of the Shares pursuant hereto will not (i) materially conflict with, or result in a material breach or violation of, or constitute a material default under, or result in the creation or imposition of any material lien, claim, encumbrance or restiction, (ii) violate, conflict with or result in the breach of any material terms of, or result in the material modification of, any material contract or otherwise give any other contracting party the right to terminate a material contract, or constitute (or with notice or lapse of time both constitute) a material default under any material contract to which the Company is a party or by or to which it or any of its assets or properties may be bound or subject or (iii) result in any violation, or be in conflict with or constitute a default under any term, of its charter or bylaws.

     3.4 Litigation, etc. There is no action, suit, proceeding nor, to the Company's knowledge after due inquiry, any investigation pending or currently threatened against the Company, that questions the validity of this Agreement, the Registration Rights Agreement or the Merger Agreement and the other agreements contemplated thereby or the right of the Company to enter into such agreements.

     3.5 Governmental Consent, etc. No consent, approval or authorization of, or designation, declaration or filing with, any governmental authority on the part of the Company is required in connection with the valid execution, delivery, and performance of this Agreement or the Registration Rights Agreement, or the offer, sale or issuance of the Shares, or the consummation of any other transaction contemplated by this Agreement except certain filings as may be required under the HSR Act, if any, the Securities Act of 1933, as amended (the "Securities Act"), and state securities laws and regulations, which filings will be made timely in accordance with the applicable law or regulation.


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     4. Representations and Warranties of Each Purchaser.

     Each Purchaser, severally as to itself, hereby represents and warrants to the Company as follows:

     4.1 Requisite Power and Authority. Such Purchaser has all necessary power and authority under all applicable provisions of law to execute and deliver this Agreement and the Registration Rights Agreement and to carry out the provisions of this Agreement and the Registration Rights Agreement. All action on such Purchaser's part required for the lawful execution and delivery of this Agreement and the Registration Rights Agreement has been or will be effectively taken prior to the each Closing as applicable. Each of this Agreement and the Registration Rights Agreement, when executed and delivered, will be a valid and binding obligation of such Purchaser, enforceable in accordance with its terms, except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application affecting enforcement of creditors' rights and (ii) general principles of equity that restrict the availability of equitable remedies.

     4.2 Consents. All consents, approvals, orders, authorizations, registrations, qualifications, designations, declarations or filings with any governmental or banking authority on the part of such Purchaser required in connection with the consummation of the transactions contemplated in this Agreement and the Registration Rights Agreement (other than the securities filings contemplated thereby) have been or shall have been obtained prior to and be effective as of the Closing.

     4.3 Investment Representations. Such Purchaser understands that the Shares have not been registered under the Securities Act. Such Purchaser also understands that the Shares are being offered and sold pursuant to an exemption from registration contained in the Securities Act based in part upon such Purchaser's representations and warranties as follows:

     (a) Purchaser is an Accredited Purchaser. Such Purchaser represents that such Purchaser is an "accredited investor" within the meaning of Rule 501(a) of Regulation D under the Securities Act or a "qualified institutional buyer" within the meaning of Rule 144A(a)(1) under the Securities Act. A true and complete copy of such Purchaser's most recent available financial statements have been or prior to the Initial Closing will be made available to the Company.

     (b) Purchaser Bears Economic Risk. Such Purchaser must bear the economic risk of this investment indefinitely unless its Shares are registered pursuant to the Securities Act, or an exemption from registration is available. Except as provided in the Registration Rights Agreement, such Purchaser understands that it will have no registration rights with respect to its Shares. Such Purchaser also understands that there is no assurance that any exemption from registration under the Securities Act will be available and that, even if available, such exemption may not allow such Purchaser to transfer all or any portion of its Shares under the circumstances, in the amounts or at the times such Purchaser might propose.


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     (c) Acquisition For Own Account. Such Purchaser is acquiring its Shares for such Purchaser's own account for investment only, and not with a view towards their distribution within the meaning of the Securities Act.

     (d) Purchaser Can Protect Its Interests. Such Purchaser represents that by reason of its, or of its management's, business or financial experience, such Purchaser has the capacity to evaluate its investment in the Shares and the transactions contemplated in this Agreement. Such Purchaser is not a corporation, trust or partnership specifically formed for the purpose of consummating these transactions.

     (e) Company Information. Such Purchaser has had an opportunity to discuss the Company's business, management and financial affairs with directors, officers and management of the Company and has had the opportunity to review the Company's operations and facilities. Such Purchaser has also had the opportunity to ask questions of and receive answers from, the Company and its management regarding the terms and conditions of this investment.

     4.4 Legends. Each certificate representing the Shares may be endorsed with the following legends:

     "The  securities   represented  by  this  certificate  have  not  been
     registered under the Securities Act of 1933, as amended (the "Act"), and are "restricted securities" as defined in Rule 144 promulgated under the Act. The securities may not be sold or offered for sale or otherwise distributed except (i) in conjunction with an effective registration statement for the shares under the Act (including pursuant to a Registration Rights Agreement), or (ii) in compliance with Rule 144 or
     (iii) pursuant to an opinion of counsel to the corporation that such registration or compliance is not required as to such sale, offer or distribution."

     The Company need not register a transfer of any Shares, and may also instruct its transfer agent not to register the transfer of any Shares, unless the conditions specified in the foregoing legend are satisfied.

     4.5 Removal of Legend and Transfer Restrictions. Any legend endorsed on a certificate pursuant to subsection 4.4 and the stop transfer instructions with respect to such Shares shall be removed and the Company shall issue a certificate without such legend to the holder thereof if such legend may be properly removed under the terms of Rule 144 promulgated under the Securities Act or if such holder provides the Company with an opinion of counsel for such holder, reasonably satisfactory to legal counsel for the Company, to the effect that a sale, transfer or assignment of such Shares may be made without registration.

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     5. Conditions to Closing.

     5.1 Conditions to Each Purchaser's Obligations at each Closing. Each Purchaser's obligation to purchase its Shares identified in Section 1.1 of this Agreement at each Closing are subject to the satisfaction, at or prior to the Closing, of the following conditions:

     (a) Closing of Merger. (i) In the case of the Initial Closing, all conditions precedent to the consummation of the Merger shall have been satisfied or waived and the Initial Closing shall occur substantially simultaneously with the effectiveness of the Merger. (ii) In the case of each Subsequent Closing, the effectiveness of the Merger.

     (b) Representations and Warranties True; Performance of Obligations. The representations and warranties made by the Company in Subsections 3.1 through
3.5 shall be true and correct in all material respects (except to the extent qualified by materiality, in which case they shall be true and correct) as if made on the date of such Closing other than those representations and warranties made as of a specific date which will be true and correct in all material respects as of any such date, and the Company shall have performed and complied in all material respects with all obligations and conditions herein required to be performed or complied with by it on or prior to the Closing and shall have delivered an officer's certificate as to the matters set forth in this Section 5.1(b).

     (c) Legal Investment. At the time of such Closing, the sale and issuance of the Shares shall be legally permitted by all laws and regulations to which such Purchaser and the Company are subject.

     (d) Consents, Permits, and Waivers. The Company shall have obtained any and all authorizations, approvals, consents, permits and waivers necessary or appropriate for consummation of the transactions contemplated by this Agreement (except for such as may be properly obtained subsequent to the Closing, and such items shall be effective on and as of the Closing).

     (e) Transfer Agent Instructions. The Company shall have delivered to such Purchaser a copy of a letter to the Company's transfer agent, dated the Closing Date, and instructing the transfer agent to issue the Shares.

     (f) Registration Rights. The Registration Rights Agreement dated as of the date hereof between the Company and the Purchasers (the "Registration Rights Agreement") shall be in full force and effect.

     (g) Minimum Price. (A) the 30-Day Average Trading Price is not less than $12.06 and (B) the Three Day Average Trading Price for the three consecutive trading days ending on (and inclusive of) the Measurement Date (as defined below) is not less than $11.00. For purposes hereof, "30-Day Average Trading Price" shall mean the weighted average trading price per share of the Company Common Stock as quoted on the New York Stock Exchange for all transactions during the 30 trading days ending on (and inclusive of) the fourth business day


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immediately  preceding the scheduled  date of the IRT  shareholders'  meeting in respect of the Merger (the "Measurement Date"). "Three Day Average Trading Price" shall mean the weighted average trading price per share of the Company Common Stock as quoted on the New York Stock Exchange for all transactions during the three trading days ending on (and inclusive of) the Measurement Date.

     (h) Opinion of Counsel. The Company shall have caused its counsel, Greenberg Traurig, P.A., to have delivered an opinion, addressed to each of the Purchasers, in form and substance reasonably acceptable to Purchasers' counsel, with respect to the matters described in Sections 3.1 through 3.3 and Section
3.5 hereof.

     5.2 Conditions to Obligations of the Company. The Company's obligations to issue and sell Shares at each Closing is subject to the satisfaction, on or prior to such Closing of the following conditions:

     (a) Closing of Merger. (i) In the case of the Initial Closing, all conditions precedent to the consummation of the Merger shall have been satisfied or waived and the Initial Closing shall occur substantially simultaneously with the effectiveness of the Merger. (ii) In the case of each Subsequent Closing, the effectiveness of the Merger.

     (b) Representations and Warranties True. The representations and warranties made by Purchaser in Section 4 hereof shall be true and correct in all material respects at the date of such Closing, with the same force and effect as if they had been made on and as of said date.

     (c) Performance of Obligations. Each Purchaser shall have performed and complied in all material respects with all agreements and conditions herein required to be performed or complied with by such Purchaser on or before such Closing.

     (d) Payment of Purchase Price. Each Purchaser shall deliver to the Company payment for its Shares to be acquired by such Purchaser in the amounts set forth herein.

     6. Rule 144 Reporting.

     With a view to making available to each Purchaser the benefits of certain rules and regulations of the Commission which may permit the sale of the Shares to the public without registration, the Company agrees at all times after the Closing to:

     (a) make and keep public information available, as those terms are understood and defined in Rule 144 under the Securities Act ("Rule 144");

     (b) file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Securities Exchange Act of 1934, as amended (the "Exchange Act"); and


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     (c) so long as such Purchaser owns any Shares, to furnish to such Purchaser within a reasonable time upon a written request by such Purchaser, a written statement by the Company as to its compliance with the reporting requirements of Rule 144 and of the Exchange Act, a copy of the most recent annual or quarterly report of the Company, and such other reports and documents so filed by the Company as such Purchaser may reasonably request in complying with any rule or regulation of the Commission allowing such Purchaser to sell any such securities without registration and shall cause its counsel promptly to provide appropriate legal opinions to the Company's transfer agent in connection with a proper sale of Shares pursuant Rule 144.

     7. Miscellaneous

     7.1 Governing Law. This Agreement shall be governed in all respects by the laws of the State of Florida without regard to the principles of conflict of laws thereof.

     7.2 Survival. The representations, warranties, covenants and agreements made herein shall survive any investigation made by Purchaser and the closing of the transactions contemplated hereby. All statements as to factual matters contained in any certificate or other instrument delivered by or on behalf of the Company pursuant hereto in connection with the transactions contemplated hereby shall be deemed to be representations and warranties by the Company hereunder solely as of the date of such certificate or instrument, except as expressly provided otherwise in such certificate or instrument.

     7.3 Successors and Assigns. This Agreement and the rights granted hereunder may not be assigned, sold, transferred, pledged, hypothecated or otherwise disposed. Notwithstanding any other provision contained herein, the Shares may not be sold, transferred, pledged, hypothecated or otherwise disposed of except as follows: (a) to a person who, in the opinion of counsel to the Company, is a person to whom the Shares may legally be transferred without registration and without the delivery of a current prospectus under the Securities Act with respect thereto and then only against receipt of an agreement of such person to comply with the provisions of this Agreement with respect to any resale or other disposition of such securities; or (b) to any person upon delivery of a prospectus then meeting the requirements of the Securities Act relating to such securities and the offering thereof for such sale or disposition, and thereafter to all successive assignees. The Company agrees that Shares may be pledged by any Purchaser to a Bona Fide Pledgee (as defined in the Registration Rights Agreement). This Agreement shall be binding upon and inure to the benefit of the Company, each Purchaser and their respective successors and permitted assigns.

     7.4 Severability. In case any provision of this Agreement shall be invalid, illegal or unenforceable, such provision shall, to the extent practicable, be modified so as to make it valid, legal and enforceable and to maintain as nearly as practicable the intent of the parties, and the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.


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     7.5 Amendment and Waiver.

     (a) Any amendment of this Agreement shall only be binding upon the parties hereto executing such amendment.

     (b) The obligations of the Company and each Purchaser under this Agreement may be waived only with the written consent of the parties hereto to whom such obligations are owed.

     (c) Except to the extent provided in this Section 7.5, neither this Agreement nor any provision hereof may be changed, waived, discharged or terminated, except by a statement in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought.

     (d) Any amendment or waiver effected in accordance with this Section 7.5 shall be binding upon any future holder of some or all of the Shares.

     7.6 Notices. All notices and other communications required or permitted hereunder shall be in writing and shall be deemed effectively given and received
(a) upon personal delivery, (b) on the fifth day following mailing sent by registered or certified mail, return receipt requested, postage prepaid, (c) upon confirmed delivery by means of a nationally recognized overnight courier service or (d) upon confirmed transmission of facsimile addressed: (i) if to a Purchaser, at such Purchaser's address as set forth Schedule I attached hereto, or at such other address as such Purchaser shall have furnished to the Company in writing and such Purchaser's counsel as set forth on such Schedule I or (ii) if to the Company, at its address as set forth on the signature pages of this Agreement, or at such other address as the Company shall have furnished to Purchaser in writing.

     7.7 Expenses. The Company shall pay all costs and expenses that it incurs with respect to the negotiation, execution, delivery and performance of this Agreement, and each Purchaser shall pay all costs and expenses that it incurs with respect to the negotiation, execution, delivery and performance of this Agreement; provided, however, that if the Merger is consummated and the sum of the Initial Closing Shares and the Excess Shares (as determined by the Special Committee as set forth above), such sum being referred to as the "Sold Shares", is less than the Aggregate Maximum Amount, then the Company shall reimburse each of the Purchasers their respective Pro Rata Portion of their documented out of pocket expenses up to an amount not to exceed 1 percent of the product of (x) the Purchase Price multiplied by (y) the excess of the Aggregate Maximum Amount over the Sold Shares, such payment to be made at the last Subsequent Closing.

     7.8 Attorneys' Fees. If legal action is brought to enforce or interpret this Agreement, the prevailing party shall be entitled to recover its reasonable attorneys' fees and legal costs in connection therewith.

     7.9 Titles and Subtitles. The titles of the paragraphs and subparagraphs of this Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

     7.10 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one instrument.

     7.11 Broker's Fees. Each party hereto represents and warrants that no agent, broker, investment banker, person or firm acting on behalf of or under the authority of such party hereto is or will be entitled to any broker's or finder's fee or any other commission directly or indirectly in connection with the transactions contemplated herein. Each party hereto further agrees to indemnify each other party for any claims, losses or expenses incurred by such other party as a result of the representation in this Section 7.11 being untrue.

     7.12 Termination. This Agreement shall terminate upon any valid termination of the Merger Agreement.

     7.13 Subsequent, Consents, Permits and Waivers. The Company shall obtain promptly after any Closing all authorizations, approvals, consents, permits and waivers that are necessary or applicable for consummation of the transactions contemplated by this Agreement and that were not obtained prior to such Closing because they may be properly obtained subsequent to such Closing.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date set forth in the first paragraph hereof.

                                     Company:

                                         Equity One, Inc.
                                         1696 N.E. Miami Gardens Drive
                                         N. Miami Beach, FL  33179

                                         By: /s/ Chaim Katzman



                                     Purchasers:

                                         Silver Maple (2001), Inc.

                                         By: /s/ Chaim Katzman


                                         M.G.N. (USA), Inc.

                                         By: /s/ Chaim Katzman


                                         AH Investments US, L.P.

                                         By:     AH Holdings US, Inc.
                                                 its General Partner

                                                 By: /s/ Steven Glusband

                                   Schedule I


 Name and address of Purchaser                Maximum Amount of Shares
 -----------------------------                ------------------------

 Silver Maple (2001), Inc.                            1,036,650

 M.G.N. (USA), Inc.                                   4,284,820


 AH Investements US, L.P.                             1,589,530
                                                      ---------

 Total                                                6,911,000
                                                      =========

                                     Annex 1


                                EQUITY ONE, INC.
                         COMPANY SCHEDULE OF EXCEPTIONS

     Pursuant to Section 3 of the Common Stock Purchase Agreement (the "Agreement") dated as of October 28, 2002, by and between the Company and the Purchasers, the Company hereby delivers this Schedule of Exceptions to the representations and warranties of the Company given in the Agreement. Each section number in this Schedule of Exceptions corresponds to the section numbers in the Agreement; however, any information disclosed herein under any section number shall be deemed to be disclosed and incorporated in any other section number of the Agreement where such disclosure would be appropriate. Any capitalized terms not otherwise defined herein shall have the meaning ascribed to them in the Agreement.

     Section 3.2: Stockholder approval is required pursuant to New York Stock Exchange rules.

     Section 3.3: Each of the Company's mortgage loans is secured by a mortgage on one or more of the Company's properties. Certain of the mortgage loans involving an aggregate principal balance of approximately $79.3 million on June 30, 2002, contain prohibitions on transfers of ownership which may have been violated by the Company's previous issuances of common stock or in connection with past acquisitions and may be violated by transactions involving the Company's capital stock in the future. If a violation were established, it could serve as a basis for a lender to accelerate amounts due under the affected mortgage. To date, no lender has notified the Company that it intends to accelerate its mortgage. Nevertheless, the Company is in the process of obtaining the necessary consents from the lenders. Based on discussions with the remaining lenders, current credit market conditions and other factors, the Company believes that such consents will be obtained or that the mortgages would not be accelerated. Accordingly, the Company believes that the ultimate outcome of this matter will not have a material adverse impact on the Company's results of operations or financial condition.